September 2021 INVESTOR PRESENTATION Exhibit 99.1

Important Notice This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations are forward-looking statements. In some cases, forward looking statements may be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “expect,” “objective,” “plan,” “potential,” “seek,” “grow,” “target,” “if,” and similar expressions intended to identify forward-looking statements. Projected financial information, including our future financial and operating performance, growth and margin expansion targets, objective and goals as well as statements regarding our guidance and outlook, are forward-looking statements. Other forward-looking statements may include, without limitation, market data and other statements about the markets in which we operate, including the economic environment and supply and demand balance, wood conversion expectations as well as growth of our various markets and our expectations and ability to share in such growth; statements about future pricing for our products or our raw materials and our ability to successfully manage market risk and control or reduce costs; statements with respect to our ability to meet future goals and targets, including the environmental, social and governance targets we aspire to; statements about our future expansion plans, capital investments, capacity targets and other future strategic initiatives; statements about potential new products and product innovation; statements about the potential impact of the COVID-19 pandemic; and any other statements about our future business objectives, plans, strategies and initiatives, including our competitive position and prospects. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the section titled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (“SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results may differ materially and adversely from those anticipated or implied in the forward-looking statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect. Non-GAAP Measures This presentation (i) contains non-GAAP measures, (ii) uses terms which are not generally used in presentations made in accordance with GAAP, (iii) uses terms which are not measures of financial condition or profitability and (iv) contains terms which are unlikely to be comparable to similar measures used by other companies in our industry. As a result, these financial measures have limitations as analytical and comparative tools and you should not consider these items in isolation, or as a substitute for analysis of our results as reported under GAAP. For a reconciliation of non-GAAP measures used in this presentation to the closest comparable GAAP measure, see the Appendix hereto.

OUR VALUES Always Do The Right Thing Starts & Ends With The Customer Value Every Individual Lead Through Innovation Better Today Than Yesterday The Best Team Wins OUR VISION To Be The Leading Sustainable Outdoor Living Company in North America OUR PURPOSE Revolutionize Outdoor Living to Create a More Sustainable Future As the innovative manufacturer of beautiful, low-maintenance and environmentally sustainable outdoor living products, we are deeply committed to making a lasting impact on the world by accelerating the use of recycled materials.

Column Wraps Beadboard Board & Batten Trim Shingle Siding Cladding Outdoor Living Home Exteriors Porch Decking Lighting Railing Fasteners DrySpace Industry-leading Residential Portfolio

A UNIQUE, LONG-TERM GROWTH STORY

WELL-POSITIONED FOR SUSTAINABLE GROWTH & MARGIN EXPANSION

GROWING MARKETS BENEFITTING FROM MATERIAL CONVERSION

- Combined ~$20B market for Outdoor Living, Exteriors and Adjacencies[1]
- Resilient Outdoor Living, R&R demand; strong housing fundamentals
- Proprietary consumer market research study shows nearly half of consumers in the market for wood decking would consider our types of high-performance, low maintenance materials

THE INNOVATION LEADER IN OUTDOOR LIVING & EXTERIORS

- Superior product aesthetics, inspired by nature and enabled by advanced technology
- #1 or #2 position in Decking and Exteriors
- Broad product portfolio – only significant player in both Outdoor Living and Exteriors

A PORTFOLIO APPROACH TO GROWTH & MARGIN EXPANSION

- Early innings of recycling opportunity across multiple raw material inputs
- Vertically integrated U.S. manufacturing network and culture of continuous improvement

SUSTAINABILITY IS CORE TO OUR BUSINESS

- Products across our portfolio are made from up to 100% recycled material
- Differentiated material science in two distinct recycle technologies – PVC and PE
- Our goal: 1B pounds of recycled material used annually by the end of 2026



14%
10-year Net Sales CAGR Residential business[2]
8 – 10%
Long-term Sales Growth Target
~Double digit growth in our Residential Segment
10 – 14%
Long-term Adjusted EBITDA Growth Target

[1] Total U.S. market sales of wood and wood-look siding, pavers, outdoor furniture and outdoor lighting were approximately $11 billion in 2018 according to Freedonia, and, when combined with the total U.S. market sales of deck, rail and trim according to Principia in 2020, represent an approximately $20 billion market. [2] Ten Year Net Sales compound annual growth rate, or CAGR, refers to the CAGR for the ten years ended September 30, 2020, on a trailing twelve-month basis. Our growth over this period reflects the contribution to net sales of acquisitions, including the acquisitions of VAST Enterprises and TimberTech in fiscal year 2012 and Ultralox and Versatex in fiscal year 2018.

THE AZEK COMPANY
5

EXECUTION DRIVING GROWTH & IMPROVING PROFITABILITY

$ in millions



12.4% CAGR
$633
$682
$794
$899
7.8%
16.5%
13.2%
2017
2018
2019
2020
+300 bps margin improvement
$131
$150
$180
$214
20.7%
22.0%
22.6%
23.7%
2017
2018
2019
2020
Net Sales
Adjusted EBITDA
YoY Sales Growth / Adjusted EBITDA Margin

$1,097mm / 28.9%
LTM 6/30/21 Net Sales / YoY % Growth

$259mm / 23.6%
LTM 6/30/21 Adj. EBITDA / % Margin

- Multi-year strategic growth & margin expansion plan underway
- Investments in sales, marketing, Lean Six Sigma and recycling

LEADER IN BRANDED OUTDOOR LIVING & EXTERIORS PRODUCTS



TimberTech Go Against the Grain. | AZEK Exteriors

- 30 year history with legacy of product innovation
- 20+ years leader in high-performance decking and trim[1]
- ~1,700 employees, including ~200 person salesforce
- Our extensive network consists of 4,200+ pro dealers, 150+ distributor branch locations and tens of thousands of contractors
  - Network built over 20+ years
- 99% of sales in North America
- Domestic manufacturing

Source: Company information and management estimates. Note: FY ended September 30. Refer to Appendix for reconciliation for Adjusted EBITDA and Adjusted EBITDA margin.
[1] Market leadership is in capped composite and capped polymer decking and PVC trim.

THE AZEK COMPANY
6

OUR CORE MARKETS ARE POISED FOR SUSTAINABLE GROWTH

THE BROADER OUTDOOR LIVING CATEGORY REPRESENTS A ~$20 BILLION OPPORTUNITY



Outdoor Living Spaces Rank #1 in Popularity Amongst Architects

LARGE INSTALL BASE NEEDING REPLACEMENT

~56mm installed decks in the U.S. and nearly half of them are beyond their useful life.

Wood Conversion to AZEK Material Types Fuels Long-term Market Growth

~$9B CORE

OUTDOOR LIVING DECK, RAIL & EXTERIOR TRIM

EXPECTED ~11% CAGR (2020 – 2023)

+

~$11B ADJ[1]

HOME EXTERIOR & OUTDOOR LIVING ADJACENCIES

LARGE, HIGH-GROWTH MARKETS

$4.1B	Decking
$2.6B	Railing
$2.3B	Exterior Trim
$11.0B	Home Exterior & Outdoor Living Adjacencies e.g., home exterior siding, outdoor furniture, cabinetry and lighting

Sources: American Institute of Architects (AIA), Principia, North America Deck & Rail Association (NADRA). See APPENDIX page 21 for details.

[1] Total U.S. market sales of wood and wood-look siding, pavers, outdoor furniture and outdoor lighting were approximately $11 billion in 2018 according to Freedonia.

THE AZEK COMPANY

7

SIGNIFICANT WOOD CONVERSION OPPORTUNITY, EARLY IN THE JOURNEY

COMBINED, WOOD STILL REPRESENTS ~64% OF OUR CORE MARKETS TODAY

+77% Conversion Opportunity in Decking


Pressure Treated
Wood Decking

- Prone to moisture damage, fading, rot
- Requires maintenance and staining
- Inconsistent visuals over time


TimberTech
AZEK

- Long-term beauty
- 50-Year fade and stain warranty
- More environmentally sustainable than pressure treated decking

+59% Conversion Opportunity in Exterior Trim

+67% Conversion Opportunity in Railing






Composite Decking Gaining Share
(% of total market linear feet)
17.8%
18.6%
20.1%
21.6%
~50%
2017
2018
2019
2020
Long-Term
Material Conversion Opportunity in Decking

We believe the wood alternative decking market could reach ~50% share over time (vs. today's ~22%)

See APPENDIX page 21 for details and sources.

THE AZEK COMPANY
8

DIFFERENTIATED & PROPRIETARY CAPABILITY CREATES COMPETITIVE ADVANTAGE AND NEW PRODUCT INNOVATION GROWTH OPPORTUNITIES





Leader in Capped Polymer Decking Technology (TimberTech AZEK)

- #1 premium product in the market
- Realistic look of premium hardwoods
- Class A Flame Spread Rating in the TimberTech AZEK Vintage Collection
- Multi-width options (5.5”, 7.25”)

Proprietary Capped Composite Streaking Technology (TimberTech PRO)

- More realistic and complex visuals of any capped composite on the market
- Capped on 4 sides





Patented Panelized Rail System Leads To Increased Contractor Productivity

- Unique UltraLox Interlocking® Technology

Leading Exteriors Portfolio With Unique Trim And Siding Technology

- Workability of wood, with low maintenance, durability benefit of engineered materials
- Functional innovations that drive contractor productivity

~35% Five-Year Blended New Product Vitality[1]

[1] We define Five-Year New Product Vitality as the percentage of gross sales in fiscal 2020 derived from products first introduced in fiscal 2020 and the four preceding years, excluding gross sales from Versatex, Ultralox and Return Polymers.

THE AZEK COMPANY
9

REVOLUTIONIZING OUTDOOR LIVING TO CREATE A MORE SUSTAINABLE FUTURE

GROWTH UNDERPINNED BY ESG LEADERSHIP

RECYCLING

- ~400mm lbs. of waste diverted from landfills in 2020 through our recycle programs
- ~99% of scrap generated at Wilmington, OH and Scranton, PA facilities is re-used
- ~80% & ~50% of the content in our TimberTech capped composite and capped polymer decking, respectively, is recycled material

SOCIAL

- Committed to increase the minimum wage of hourly employees to $15 by the end of calendar ‘21
- Focus on Safety – 45% improvement in reportable events since 2016
- ~50% executive team and ~40% Board member gender / ethnic diversity



ALWAYS DO THE RIGHT THING
STARTS AND ENDS WITH THE CUSTOMER
VALUE EVERY INDIVIDUAL
LEAD THROUGH INNOVATION
THE BEST TEAM WINS
BETTER TODAY THAN YESTERDAY
THE AZEK COMPANY

Our Core Values Serve as Our ‘True North’ in Every Decision and Interaction

ENVIRONMENTAL

- 9.2% decrease in our carbon intensity (tCO2e per $1 million net sales) from fiscal 2019 to fiscal 2020
- Majority of Residential products are recyclable at the end of life
- TimberTech decking has a lower carbon footprint than its pine alternative according to the results of our peer reviewed Life Cycle Assessment

GOVERNANCE

- Formal Board oversight of sustainability and ESG
- Separate Board Chairperson and CEO
- ESG accountability added as a component of individual performance and compensation under our 2021 management annual incentive plan
- Launched our **Inaugural ESG Report** in 2021
- United Nations Global Compact Signatory

Our FULL-CIRCLE ESG Ambitions

AZEK FULL-CIRCLE™ PRODUCTS. PEOPLE. PLANET.

Reduce the Carbon Footprint

Across The AZEK Company value chain and set ambitious targets in alignment with climate science

Aspire to use

ONE BILLION POUNDS

Of recycled material annually by the end of 2026

Positively impact our employees, customers and communities through

Purposeful & Inclusive Engagement

THE AZEK COMPANY
10

AZEK’S VALUE CREATION MODEL Market Conversion Product Innovation Multi-Channel Expansion AZEK Integrated Management System (AIMS) & Recycle Expansion Consumer Journey Accelerating Performance Strategic M&A Brand Integrated Manufacturing Material Science Customer Connection Attractive Margins Material Conversion Outdoor Living Powerful Tailwinds R&R Focus ATTRACTIVE MARKETS Core strengths Focused strategy Growth Margin SUSTAINABILITY is a KEY DRIVER

WELL-POSITIONED FOR SUSTAINABLE, LONG-TERM GROWTH

OFFERING THE BROADEST, MOST BEAUTIFUL AND TECHNOLOGICALLY ADVANCED PORTFOLIO

ILLUSTRATIVE LONG-TERM RESIDENTAL SALES GROWTH EQUATION

Market Growth ~4 – 6%	Conversion & Outdoor Living ~2 – 3%	Growth Initiatives ~2 – 3%	**~Double Digit** Long-Term Residential Sales Growth Target





KEY DRIVERS

- Material Conversion / Secular Growth
- New Products
- Channel Growth

COMPETITIVE DIFFERENTIATION

- Capability to drive innovation
- Breadth of portfolio – Outdoor Living, Exteriors and Adjacency opportunities
- Uniquely positioned for wood conversion

Source: Management Estimates

THE AZEK COMPANY
12

ATTRACTIVE MARGIN PROFILE WITH SIGNIFICANT UPSIDE MULTIPLE LEVERS TO DRIVE MARGIN EXPANSION KEY DRIVERS ADJUSTED EBITDA MARGIN EXPANSION EQUATION Price / Mix Recycle Expansion SG&A Leverage Long-Term EBITDA Margin +500 bps Objective (vs. fiscal year end 2019) AZEK INTEGRATED MANAGEMENT SYSTEM (AIMS) VOLUME GROWTH RECYCLE EXPANSION 2018 2019+ 2020+ Source: Management Estimates AIMS POLICY DEPLOYMENT The process of defining, managing, and cascading The AZEK Company's strategy to ensure individual goals and actions are aligned to the company's objectives. LEAN SIX SIGMA A combination of methodologies that focuses on eliminating waste (Lean) and reducing variation (Six Sigma) by using data-driven decision making and root-cause problem solving. STAGE GATE A project management process to efficiently launch new products that utilizes a cross-functional team to make key decisions at various stages of development. SALES & OPERATIONS PLANNING A recurring, integrated, business-planning process that balances our sales and production forecasts to ensure we meet our service and financial commitments in the most efficient manner. DIGITAL Utilization of software, automation, and digital tools to minimize mistakes, increase efficiency, and improving customer experience. Enable recycling capability In-House / Vertical Integration Cost reduce formulations

REPURPOSING WITH A PURPOSE

GROWTH UNDERPINNED BY ESG LEADERSHIP

We are deeply committed to making a lasting impact on the world by accelerating our use of recycled materials, thus, enabling us to **divert hundreds of millions of pounds of waste** from landfills each year, **reduce our carbon footprint** *and* **drive margin expansion.**



Our high-performance engineered decking is more environmentally sustainable than traditional wood decking.

~400 MILLION — Pounds of scrap and waste diverted from landfills through our recycling programs in fiscal 2020.

—

ONE BILLION — We aspire to use 1 billion pounds of recycled materially annually by the end of 2026.

—

54% — Percentage of extruded materials manufactured from recycled materials in fiscal 2020.


2020 ESG REPORT
AZEK
FULL-CIRCLE™
PRODUCTS. PEOPLE. PLANET.

- ~80% recycled material in our TimberTech capped composite decking; 15% lower global warming potential than sustainably harvested pine decking[1]
- ~50% recycled material in our TimberTech capped polymer decking; 5% lower global warming potential than sustainably harvested pine decking[1]
- We are advancing the circular economy by diverting hundreds of millions of pounds of waste from landfills each year, turning it into beautiful products that can last upwards of 25 to 50 years and are recyclable at the end of life

To learn more about how we're creating goods that do good, please see our 2020 ESG Report.

[1] According to the results of our peer-reviewed Life Cycle Assessment.

THE AZEK COMPANY
14

Better Tech. Better Deck. Better Planet.

SELECT 2021 NEW PRODUCT LAUNCHES

TimberTech AZEK



LANDMARK COLLECTION – American Walnut



LANDMARK COLLECTION – Castle Gate

AZEK Exteriors



AZEK SHINGLE SIDING WITH PAINTPRO™ TECHNOLOGY

VERSATEX



CANVAS SERIES – Turner Oak & Kitami

Select 2021 Awards

GOLDEN HAMMER AWARD

2021 HBSDealer Golden Hammer Award Winners: TimberTech Landmark Collection and AZEK Shingle Siding with PaintPro Technology

LMC Building Business Together.

LMC: AZEK Shingle Siding with PaintPro Technology Named a Best New Product of 2021 at LMC Annual Meeting

BUILDER BRAND USE STUDY 2021

2021 Builder Brand Use Study – Builder Magazine TimberTech Decking Ranked #1 in Overall Quality

THE AZEK COMPANY

16

the Innovation Leader in Outdoor Living & Exteriors a portfolio approach to growth & margin expansion growing markets benefitting from material conversion Sustainability is core to our business > > > > A UNIQUE, LONG-TERM GROWTH STORY WELL-POSITIONED FOR SUSTAINABLE GROWTH & MARGIN EXPANSION

Appendix

AZEK'S LEGACY OF INNOVATION DRIVING CATEGORY LEADERSHIP IN OUTDOOR LIVING

INTERNAL DEVELOPMENT – PRODUCT LAUNCHES AND KEY MILESTONES

1980 – 2009

CPG

- 1983 Plastic Sheets
- 1990 Bathroom Partitions
- 1997 Launched Composite Decking
- 1999 Launched Branded AZEK Trim

2010 – 2015

- 2012 Launched Next-Gen Capped PVC Decking
- 2015 Launch of Premium Vintage & Legacy Decking Collections

2016 – 2021+

New Management Team

THE AZEK COMPANY

- 2016 Introduced High Privacy Bathroom Partitions
- 2017 Developed Multi-Year New Product Roadmap
- 2018 Recycling Initiatives "Project Green"
- 2018 Corporate Re-branding, New Values & Mission Rollout
- 2019 TimberTech EDGE Decking, Multi-Width Decking, PaintPro Trim
- 2019 Opened Chicago Training Center and HQ
- 2019 Outdoor Living – TimberTech Rebrands, Digital Reset, Advertising
- 2020 Launched TimberTech PRO Reserve and EDGE Prime+ Decking collections
- 2020 Completed Initial Public Offering, Listing on NYSE
- 2020 Launched FULL-CIRCLE PVC Recycling Program
- 2021 Launched Landmark Collection decking
- 2021 Issued Inaugural ESG Report

ACQUISITIONS

1980 – 2009

- 2002 Bathroom Partitions Acquired Capitol and Santana Products
- 2007 PVC Decking Acquired Procell Decking Systems (founded 2004)

2010 – 2015

- 2012 Composite Decking / Fasteners Acquired TimberTech (founded 1997)

TimberTech

2016 – 2021+

- 2017 Rail - Acquired UltraLox (founded 2012)

ULTRALOX

- 2018 Trim - Acquired Versatex (founded 2004)

VERSATEX

- 2020 PVC Recycling - Acquired Return Polymers (founded 1992)

RETURN POLYMERS INC. POLYMER PROCESS & RECOVERY

THE AZEK COMPANY
19

BROAD & COMPLIMENTARY PORTFOLIO

(% 2020 Net Sales)


Decking, Rail & Accessories
62%
PRODUCT
24%
Exteriors
14%
Commercial


Residential New Construction
16%
APPLICATION
15%
Commercial
Residential Repair & Remodel
69%

EXTENSIVE GEOGRAPHIC COVERAGE IN U.S. AND CANADA

~200
PERSON SALESFORCE

150+
DISTRIBUTOR BRANCHES

4,200+
PRO DEALERS


DO DECKING DIFFERENTLY

THE AZEK COMPANY
20

LARGE, HIGH GROWTH ~$9B CORE MARKET BENEFITING FROM MATERIAL CONVERSION

AZEK MATERIAL TYPES EXPECTED TO GROW AT AN ~11% CAGR FROM 2020 TO 2023E (OR ~1.7X MARKET)

Market Growth Driven Primarily by Material Conversion

EXTERIOR TRIM $2.3B Market



PVC 12%
Wood 42%
Other 46%

+59% Conversion Opportunity



Composite & Aluminum 16%
Other 17%
Wood 67%

RAIL $2.6B Market

+67% Conversion Opportunity



EARLY INNINGS OF LONG-TERM MATERIAL CONVERSION TREND

DECKING $4.1B Market



Other Wood 65%
Composite 22%
Other 1%
Premium[2] Wood 12%

+77% Conversion Opportunity

~56mm installed decks[3] in the U.S., many of which are wood and nearly half of them are beyond their useful life.[(4)]

Composite Decking Gaining Share (% of total market linear feet)



17.8%
18.6%
20.1%
21.6%
2017
2018
2019
2020

EXPECTED MARKET GROWTH

DECKING – ('20 – '23E L-F)
Decking Market: 8% CAGR
AZEK Material Types: 12% CAGR [1]

EXTERIOR TRIM – ('20 – '23E L-F)
Exterior Trim Market: 5% CAGR
AZEK Material Types: 9% CAGR [1]

RAILING – ('20 – '23E L-F)
Rail Market: 8% CAGR
AZEK Material Types: 13% CAGR [1]

Source: Principia Demand Builder Briefs July 2021; 2020 market size and '20-'23E linear feet projections. Principia's Trim market definition excludes broader applications such as tongue and groove profiles, sheets, thresholds and column wraps. Note: Material share %'s are based on volume demanded in billions of linear feet. Decking, Rail and Trim conversion opportunity is based on volume demanded for wood solutions in billions of linear feet. Trim conversion opportunity also includes engineered wood (~17% of total trim market). Other includes (A) hollow vinyl, plastic lumber and metal for decking, (B) iron, stainless steel, hollow vinyl and other plastic for railing and (C) engineered wood, fiber cement, vinyl, other polymer composite and other for trim.

1. AZEK material types for decking category includes composite and PVC decking, rail category includes composite and aluminum rail, and exterior trim category includes PVC trim.
2. Includes premium hardwoods, cedar and redwood.
3. Principia estimates.
4. North America Deck & Rail Association (NADRA) estimates as of 2019.

THE AZEK COMPANY

21

SUPERIOR VALUE PROPOSITION VS. TRADITIONAL MATERIALS

AZEK'S PRODUCTS OFFER: SUPERIOR AESTHETICS, DURABILITY, EASE-OF-INSTALLATION, REDUCED MAINTENANCE AND LOWER TOTAL LIFECYCLE COSTS



Value proposition, consumer engagement and education drive conversion.

INSTALLATION COST (1) (2)


Decking Material Costs
Labor and Other Costs
$8.8K
$0.9
$7.9
$9.1K
$1.5
$7.6
TimberTech EDGE
$9.5K
EDGE Prime+
Trading up to a better-looking multi-colored board would only cost an extra ~$400.
Pressure Treated Lumber
EDGE Prime (Mono)

~16% of total cost attributed to deck materials

LIFECYCLE COST (1) (3)


Maintenance Costs
Installation Costs
$19.0K
$10.2
$8.8
$11.9K
$2.8
$9.1
TimberTech EDGE
Pressure Treated Lumber
EDGE Prime (Mono)

~38% savings in total lifecycle costs

Source: Management estimates.

1. Assumptions and estimates are based on AZEK market knowledge and feedback from decking-focused contractors with experience installing TimberTech and wood decking products. This is an illustrative example; actual costs for any particular installation can vary significantly. Assumes pressure treated lumber deck board pricing of $1.18 per linear foot based on Dec. 2020 average compiled prices.
2. Total Deck Project Installation Costs represent the total aggregate costs of an initial deck installation for a 16' x 20' elevated deck and exclude costs associated with the installation of rail or stairs.
3. Total Deck Life-Cycle Costs represent both the aggregate costs of an initial deck installation and estimated maintenance costs over a 25-year period for a 16' x 20' elevated deck excluding potential replacement costs.

THE AZEK COMPANY
22

THE BROADER OUTDOOR LIVING CATEGORY REPRESENTS ~$20 BILLION[1] OPPORTUNITY

OUTDOOR LIVING SPACES MOST POPULAR AMONGST ARCHITECTS

AIA SURVEY: OUTDOOR LIVING POPULARITY [2]

Multi-year trend:
Outdoor living spaces have ranked as the most popular space amongst residential architects over the past seven years.


74%
59%
47%
26%
18%
Outdoor Living Space
Blended Indoor / Outdoor Space
Outbuildings (e.g. barns, sheds)
Exterior Security Lighting
Pools

Outdoor Living spaces increased to 74% in the 2021 AIA Survey, from 53% in 2020

THE BROADER OUTDOOR LIVING MARKET IS POISED TO BENEFIT FROM AN INCREASED FOCUS ON THE HOME AND SUBURBAN LIVING, REPRESENTING AN ~$20 BILLION OPPORTUNITY

DECKS



OUTDOOR KITCHENS



PERGOLAS



INDOOR / OUTDOOR



[1] Total U.S. market sales of wood and wood-look siding, pavers, outdoor furniture and outdoor lighting were $11 billion in 2018 according to Freedonia, and, when combined with the total U.S. market sales of deck, rail and trim according to Principia in 2021, represent an approximately $20 billion market.
[2] The American Institute of Architects (AIA) Q2 2021 Home Design Trends Survey; % of firms reporting "increasing" minus % reporting "decreasing"

THE AZEK COMPANY
23

A BRANDED CATEGORY LEADER

LEADING POSITIONS IN DECKING AND EXTERIORS MARKETS–BOTH TRANSITIONING AWAY FROM TRADITIONAL WOOD MATERIALS

DECKING

2019 Remodeling Brand Use Report – Highest Overall Quality



5.8
5.8
5.7
5.1
5.0
4.8
#2
#3
Trex
TimberTech
TimberTech AZEK
Company A
Company B
Company C

EXTERIOR TRIM

2019 Remodeling Brand Use Report – Highest Overall Quality



5.8
5.5
5.3
5.3
5.3
5.3
#1
AZEK Exteriors
James Hardie
Company D
Company E
Company B
Company F

remodeling BRAND 2019 LEADER

Also ranked #1 for brand used most and brand familiarity.

RECENT AWARDS & RECOGNITIONS

- 2021 HBSDealer Golden Hammer Awards –
  - TimberTech Landmark Collection and AZEK Shingle Siding with PaintPro
- 2021 World Changing Ideas – Fast Company
- 2021 Builder Brand Use Study – Builder Magazine
  - TimberTech Decking ranked #1 in overall quality
- 2021 Green Innovation of the Year – Green Builder Media
- 2020 Vinyl Recycling Award – Vinyl Sustainability Council
- 2020 Builder Brand Use Study:
  - TimberTech Decking ranked #2 in brand familiarity
  - AZEK Trim ranked #1 in overall quality, brands used in the past 2 years & brands used the most
- LMC: AZEK Shingle Siding with PaintPro™ Technology Named a Best New Product of 2021 at LMC Annual Meeting
- Houzz: TimberTech won Houzz's Best of Design for four years in a row (2017-2020)
- Pro Remodeler: Top 100 Products for 2020 / Decks and Porches (August 2020) – AZEK Vintage Decking Collection

TOP 100 PRODUCTS 2020

Best of houzz 2020 DESIGN

WORLD CHANGING IDEAS 2021

BUILDER BRAND USE STUDY 2021

GREEN BUILDER Sustainability Awards 2021 GREEN INNOVATIONS OF THE YEAR

Sources: REMODELING Magazine and BUILDER Magazine are owned by Zonda, formerly Hanley Wood (categories ranked include Decking: Composite/PVC and Exterior: Decorative Mouldings/Trim/Columns); Fast Company, Green Builder Media, Houzz, Pro Remodeler and Dwell. Note: Quality Ratings in above bar charts are based on a 7-point scale, with 7 representing the highest brand quality.

THE AZEK COMPANY
24

BROAD & DIFFERENTIATED DECKING PORTFOLIO

BROAD AND BALANCED APPROACH ACCELERATES MATERIAL CONVERSION ACROSS A WIDE RANGE OF PRICE SEGMENTS

GOOD → BETTER → BEST → PREMIUM

TimberTech AZEK

Capped Polymer Decking

- Unique & proprietary capped polymer technology leads to a cooler, lighter board
- 50-Year Fade & Stain / Limited Lifetime Product Warranty


Mahogany

Harvest	Landmark	Vintage
$$	$$$	$$$$

TimberTech PRO

4-Sided Capped Composite Decking

- 4-Sided Capped Composite Decking
- Full Board Profile
- 30-Year Fade & Stain / 30-Year Limited Lifetime Product Warranty


Antique Leather

Terrain	Reserve	Legacy
$-$$	$$	$$$

TimberTech EDGE

3-Sided Capped Composite Decking

- 3-Sided Capped Composite Decking
- Scalloped Board Profile
- 25-Year Limited Fade & Stain / 25-Year Limited Lifetime Product Warranty


Coconut Husk

Prime	Prime+
$	$-$$

Legend:
- 2019 product launches
- 2020 product launches
- 2021 product launches

Source: Company data.

THE AZEK COMPANY

25

COMPREHENSIVE & COMPLEMENTARY EXTERIORS PORTFOLIO A market leader in Exteriors offering a full line of trim and moulding, value-added and paintable solutions EXTERIORS PORTFOLIO OVERVIEW CORE PRODUCTS TRIM BOARDS & SHEETS MOULDINGS ACCESSORIES – CORTEX & ADHESIVES SIDING SHINGLES, CLADDING ACCENT PRODUCTS BEAD BOARD & SHIPLAP BROAD PORTFOLIO THAT ENHANCES CURB APPEAL, CONTRACTOR PRODUCTIVITY AND WOOD CONVERSION FUNCTIONAL VALUE-ADDED PRODUCTS CORNER BOARD COLUMN WRAP J-CHANNEL FABRICATED PRODUCTS 1 GATE / FENCE PERGOLA FLOWER BOX 1 AZEK does not sell fabricated products but sells directly to the original equipment manufacturers who fabricate these products.

COMMERCIAL PRODUCTS OVERVIEW delivering innovative, low-maintenance and sustainable products to commercial and industrial customers Primary customers include schools, parks, recreational facilities, stadium arenas, industrial plants, retail and commercial facilities. Sold through both direct and indirect salesforces, covering approximately 900 dealers across North and South America. Vertically integrated supplier of low-maintenance bathroom partitions, privacy and storage solutions Partitions offering extreme privacy and innovative design Lockers engineered for strength and durability Marine Industrial / Semiconductor Signage / Display Outdoor Living Broad range of industrial end users including the marine, graphic display, recreation, outdoor living, semiconductor and chemical industries Sold to approximately 200 engineered polymer distributors and direct customers at locations throughout the U.S. and Canada Manufacturer of highly engineered plastic sheet products for diverse markets and applications SHARED MATERIAL CONVERSION OBJECTIVES COMMON R&D PLATFORM EXPANDS OUTDOOR LIVING MARKET ACCESS

RECYCLING UNLOCKS COST SAVINGS & MARGIN EXPANSION

AND ADVANCES OUR ESG GOAL TO USE 1 BILLION POUNDS OF RECYCLED MATERIAL ANNUALLY BY THE END OF 2026

Path to ONE BILLION POUNDS OF RECYCLE

Optimize formulations and source lower cost materials (e.g., LDPE)

AZEK'S RECYCLING JOURNEY

2018 Enable Recycling Capability

Developed initial recycle formulation; Upgraded manufacturing lines

2019+ In-House / Vertical Integration

Opened In-house Polyethene Recycling Facility

2020+ Cost Reduce Formulations

AZEK FULL-CIRCLE PVC RECYCLING

Launched first of its kind PVC scrap recycling program

RETURN POLYMERS INC

Acquired leading PVC recycler

From otherwise landfill-bound waste

To beautiful, low-maintenance and sustainable decking



In-house Polyethylene (PE) Recycling Facility, Wilmington, OH



TimberTech PRO ~80% recycled content



In-house Return Polymers PVC Recycling Facility, Ashland, OH



TimberTech AZEK ~50% recycled content

OUR DECKING IS RECYCLABLE AT THE END OF ITS USEFUL LIFE

THE AZEK COMPANY

28

APPENDIX FINANCIAL SUPPLEMENT

STRONG SALES PERFORMANCE TRENDS NET SALES & GROWTH Strong momentum in the business pre-pandemic; continued strength in Residential segment through Q3 2021. SALES GROWTH EQUATION Market Growth Conversion & Outdoor Living Growth Initiatives Long-Term Sales Growth Target Residential Commercial $ in millions % Growth 7.8% 16.5% 13.2% 28.9% 31.1% Source: Company financials. Note: FY ended September. 1 Decking, Rail, and Accessories and Exteriors metrics represent net product sales growth including acquisitions of Ultralox (closed December 2017) and Versatex (closed June 2018). LTM 6/30/21 13.0% DR&A1 7.6% 9.4% 20.6% 14.2% Exteriors 1 9.1% 60.3% 10.8% 13.4% Total Residential 7.9% 20.9% 17.7% (0.4%) Total Commercial 7.1% (0.8%) (7.7%) ‘15 – ’20 CAGR (YoY Growth)

ATTRACTIVE AND IMPROVING PROFITABILITY ADJUSTED GROSS PROFIT AND MARGIN $ in millions High confidence in long-term margin opportunity given high variable cost structure and modular capacity deployment Source: Company financials. Note: FY ended September. Refer to Appendix pages 34 to 36 for reconciliations for Adjusted Gross Profit and Adjusted EBITDA. Recent investments in recycling and manufacturing productivity initiatives delivering results Multiple levers to drive margin expansion including recycling initiatives and continuous improvement > $50 million increase in SG&A expense investments since 2017 Highly variable cost structure $ in millions ADJUSTED EBITDA AND MARGIN YTD Q3 2020 YTD Q3 2021 LTM 6/30/21 YTD Q3 2020 YTD Q3 2021

DISCIPLINED APPROACH TO CAPITAL DEPLOYMENT

STRONG CASH FLOWS AND MODEST LEVERAGE PROVIDE FLEXIBILITY TO SUPPORT ORGANIC GROWTH AND STRATEGIC M&A

CAPITAL ALLOCATION PRIORITIES

- Invest to support the business
  - Organic growth, operational and recycling investments
- Strategic M&A
  - Product adjacencies, new technologies / manufacturing capabilities, vertical integration, leverage material science expertise
- Debt repayment
  - Target net leverage in the ~2.5x Adj. EBITDA range

NET LEVERAGE SUMMARY – LTM 6/30/21

($ in millions)

Cash and Cash Equivalents	$220
Revolving Credit Facility	-
First Lien Term Loan	468
Total Debt	**$468**
Net Debt	**247**
LTM Q3 2021 Adj. EBITDA	**$259**
Total Leverage	1.8x
Net Leverage	**1.0x**

STRATEGIC CAPACITY INVESTMENTS

- Multi-phase capacity expansion program across Residential segment that is modular, flexible and supportive of long-term margin objectives
- Phase I &Phase II complete, adding cumulatively 40% new capacity across Wilmington, OH and Scranton, PA facilities
- Previously announced upsized program by ~$50M – $60M for the remainder of fiscal 2021 expected to add an incremental 15% decking capacity and expand our recycling capacity in early 2022
- New facility announced in Boise, ID; expected to be online in '22; adds 30% more decking capacity (Phase III)
- Once complete, program expected to yield ~85% incremental Decking production as well as increases in Railing, Exteriors and recycling capacity in fiscal 2022



Example New Production Lines - Wilmington, OH

Source: Company financials. Note: Refer to Appendix for reconciliations for total debt, net debt and net leverage.

THE AZEK COMPANY

32

SUMMARY FINANCIAL HISTORY Notes: Adjusted RONTA is calculated as Adj. EBITA / Net Tangible Assets, where Net Tangible Assets are calculated as Trade Receivables, net + Inventories + PP&E, net – Accounts Payable; Numbers may not sum due to rounding.

ADJUSTED SG&A RECONCILIATION NON-GAAP RECONCILIATIONS ADJUSTED GROSS PROFIT RECONCILIATION Notes: Business transformation costs reflect startup costs of our new recycling facility of $5.3 million for fiscal 2019 and other integration-related expenses in fiscal 2017. Acquisition costs reflect inventory step-up adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. Other costs includes reduction in workforce costs of $0.1 million for both fiscal 2020 and the nine months ended June 30, 2020. Notes: Asset impairment costs reflect tangible and intangible asset impairment costs of $1.0 million for fiscal 2017. Business transformation costs reflect consulting and other costs related to the transformation of the senior management team of $0.4 million in the nine months ended June 30, 2020. Business transformation costs reflect consulting costs related to repositioning of brands of $4.3 million and $2.0 million in fiscal 2019 and 2017, respectively, compensation costs related to the transformation of the senior management team of $0.6 million, $2.3 million, $0.2 million and $4.3 million in fiscal 2020, 2019, 2018 and 2017, respectively, costs related to the relocation of corporate headquarters of $2.0 million in fiscal 2019, and other integration-related costs of $2.7 million, $5.6 million and $0.7 million in fiscal 2019, 2018 and 2017, respectively. Business transformation costs reflect compensation costs related to the transformation of the senior management team of $0.2 million for the twelve months ended June 30, 2021. Capital structure transaction costs reflect non-capitalizable debt and equity issuance costs. Acquisition costs reflect costs directly related to completed acquisitions $0.8 million in the nine months ended June 30, 2020. Acquisition costs reflect costs directly related to completed acquisitions of $0.9 million, $4.1 million, $0.8 million and $0.1 million in fiscal 2020, 2019, 2018 and the twelve months ended June 30, 2021, respectively. Other costs include costs for legal expense of $1.8 million and $0.4 million for the nine months ended June 30, 2021 and June 30, 2020, respectively, and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.1 million and $2.2 million for the nine months ended June 30, 2021 and June 30, 2020, respectively. Other costs reflect costs for legal defense of $0.9 million, $0.9 million, $1.5 million and $5.2 million in fiscal 2020, 2019, 2018 and 2017, respectively, reduction in workforce of $0.3 million in fiscal 2020, insurance reimbursement of ($7.7) million in fiscal 2019, and costs related to an incentive plan associated with the initial public offering of $2.9 million in fiscal 2020, settlement costs of $15.0 million in fiscal 2017, respectively, and other miscellaneous adjustments of $0.2 million and $0.1 million in fiscal 2018 and 2017, respectively. Other costs for the twelve months ended June 30, 2021 reflect costs for legal expenses of $2.3 million and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.8 million. Source: Company financials. Numbers may not sum due to rounding.

ADJUSTED RONTA RECONCILIATION NON-GAAP RECONCILIATIONS ADJUSTED EBITDA RECONCILIATION Notes: Asset impairment costs reflect tangible and intangible asset impairment costs of $0.9 million and $48.8 million for fiscal 2018 and 2017, respectively. The tangible asset impairment costs for fiscal 2017 include the write off of $1.1 million of inventory relating to certain products determined not to be commercially viable. Business transformation costs reflect consulting and other costs related to the transformation of the senior management team of $0.4 million in the nine months ended June 30, 2020. Business transformation costs reflect consulting costs related to repositioning of brands of $4.3 million and $2.0 million in fiscal 2019 and 2017, respectively, compensation costs related to the transformation of the senior management team of $0.6 million, $2.3 million, $0.2 million and $4.3 million in fiscal 2020, 2019, 2018 and 2017, respectively, costs related to the relocation of corporate headquarters of $2.0 million in fiscal 2019, startup costs of the Company’s new recycling facility of $5.3 million in fiscal 2019, and other integration-related costs of $2.7 million, $5.6 million and $2.3 million in fiscal 2019, 2018 and 2017, respectively. Business transformation costs reflect compensation costs related to the transformation of the senior management team of $0.2 million for the twelve months ended June 30, 2021. Capital structure transaction costs include loss on extinguishment of debt of $1.9 million for the 2021 Senior Notes and $35.7 million for the 2025 Senior Notes for fiscal 2020 and the nine months ended June 30, 2020, and debt related issuance costs of $0.4 million and $0.3 million for fiscal 2018 and 2017, respectively. Acquisition costs reflect costs directly related to completed acquisitions $0.9 million for the nine months ended June 30, 2020. Acquisition costs reflect costs directly related to completed acquisitions of $0.9 million, $4.1 million, $4.9 million and $0.1 million for fiscal 2020, 2019, 2018 and the twelve months ended June 30, 2021, respectively, and inventory step-up adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition of $0.1 million, $0.6 million, $0.7 million and $2.4 million for the twelve months ended June 30, 2021, nine months ended June 30, 2020, fiscal 2020 and 2018, respectively. Initial public offering costs includes $1.4 million, $2.3 million and $3.7 million in fees related to the Secondary offering of our Class A common stock for fiscal 2020, the nine months ended June 30, 2021 and the twelve months ended June 30, 2021, respectively. Other costs include costs for legal expense of $1.8 million and $0.4 million for the nine months ended June 30, 2021 and June 30, 2020, respectively, and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.1 million and $2.2 million for the nine months ended June 30, 2021 and June 30, 2020, respectively. Other costs reflect costs for legal expenses of $0.9 million, $0.9 million, $1.5 million and $5.2 million in fiscal 2020, 2019, 2018 and 2017, respectively, reduction in workforce costs of $0.4 million for fiscal 2020, income from an insurance recovery of legal loss of $7.7 million for fiscal 2019, and costs related to an incentive plan associated with the initial public offering of $2.9 million for fiscal 2020, settlement costs of $15.0 million in fiscal 2017, respectively, and other miscellaneous adjustments of $0.2 million and $0.1 million in fiscal 2018 and 2017, respectively. Other costs for the twelve months ended June 30, 2021 reflect costs for legal expenses of $2.3 million and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.8 million. Note: Adjusted Return on Net Tangible Assets (RONTA) is calculated as Adj. EBITA / Net Tangible Assets, where Net Tangible Assets are calculated as Trade Receivables, net + Inventories + PP&E, net – Accounts Payable NET LEVERAGE RECONCILIATION We have not reconciled Adjusted EBITDA guidance to its most comparable GAAP measure as a result of the uncertainty regarding, and the potential variability of, reconciling items such as the variability in the provision for income taxes, the estimates for warranty and rebate accruals and timing of the gain or loss on disposal of property, plant and equipment. Such reconciling items that impact Adjusted EBITDA have not occurred, are outside of our control or cannot be reasonably predicted. Accordingly, a reconciliation of Adjusted EBITDA to its most comparable GAAP measure is not available without unreasonable effort. However, it is important to note that material changes to these reconciling items could have a significant effect on our Adjusted EBITDA guidance and future GAAP results. Source: Company financials. Numbers may not sum due to rounding.

NON-GAAP RECONCILIATIONS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended,					Nine Months Ended June 30,	
Fiscal year ending September 30	2017	2018	2019	2020	2021	2020	2021
($ in millions)	FY	FY	FY	FY	LTM Q3	YTD Q3	YTD Q3
Net Income (Loss)	$ (67.4)	$ 6.7	$ (20.2)	$ (122.2)	$ (9.7)	$ (57.9)	$ 54.6
Amortization[1]	47.6	514	60.2	55.1	512	416	37.7
Share-based compensation costs	15	3.1	3.7	120.5	117.2	20.2	16.9
Asset impairment costs[2]	48.8	0.9	-	-	-	-	-
Business transformation costs[3]	8.6	5.8	16.6	0.6	0.2	0.4	-
Capital structure transaction costs[4]	0.3	0.4	-	37.6	0.1	37.5	-
Acquisition costs[5]	-	7.4	4.1	16	0.1	15	-
Non-recurring initial public offering and secondary offering costs[6]	-	0.8	9.1	8.6	4.5	6.7	2.6
Other costs[7]	20.3	17	(6.8)	4.2	5.1	3.0	3.9
Tax impact of adjustments[8]	(35.5)	(16.4)	(20.0)	(33.3)	(214)	(24.8)	(12.9)
Tax Act remeasurement[9]	-	(22.5)	-	-	-	-	-
Adjusted Net Income	$ 24.2	$ 39.2	$ 46.7	$ 72.6	$ 147.3	$ 28.3	$ 102.8

ADJUSTED DILUTED EPS RECONCILIATION

	Twelve Months Ended,				Nine Months Ended June 30,	
Fiscal year ending September 30	2017	2018	2019	2020	2020	2021
	FY	FY	FY	FY	YTD Q3	YTD Q3
Net Income (Loss) per common share	$ (0.62)	$ 0.06	$ (0.19)	$ (1.00)	$ (0.51)	$ 0.35
Amortization	0.44	0.47	0.56	0.45	0.37	0.23
Share-based compensation costs	0.01	0.03	0.04	0.99	0.18	0.11
Asset impairment costs	0.45	0.01	-	-	-	-
Business transformation costs	0.08	0.05	0.15	-	-	-
Capital structure transaction costs	0.00	-	-	0.31	0.33	-
Acquisition costs	-	0.07	0.04	0.01	0.01	-
Non-recurring initial public offering					-	-
and secondary offering costs	-	0.01	0.08	0.07	0.06	0.02
Other costs	0.19	0.02	(0.06)	0.03	0.03	0.03
Tax impact of adjustments	(0.33)	(0.15)	(0.19)	(0.27)	(0.22)	(0.08)
Tax Act remeasurement	-	(0.21)	-	-	-	-
Adjusted Diluted EPS[10]	$ 0.22	$ 0.36	$ 0.43	$ 0.59	$ 0.25	$ 0.66

Notes:

1. Effective as of September 30, 2020, we revised the definition of Adjusted Net Income to remove depreciation expense from the calculation. The prior periods have been recast to reflect the change.
2. Asset impairment costs reflect tangible and intangible asset impairment costs of $0.9 million and $48.8 million in fiscal 2018 and 2017. The tangible asset impairment costs for fiscal 2017 include the write off of $1.1 million of inventory relating to certain products determined not to be commercially viable.
3. Business transformation costs reflect consulting and other costs related to the transformation of the senior management team of $0.4 million in the nine months ended June 30, 2020. Business transformation costs reflect consulting costs related to repositioning of our brands of $4.3 million and $2.0 million in fiscal 2019 and 2017, respectively, compensation costs related to the transformation of the senior management team of $0.6 million, $2.3 million, $0.2 million and $4.3 million in fiscal 2020, 2019, 2018 and 2017, respectively, costs related to the relocation of our corporate headquarters of $2.0 million in fiscal 2019, startup costs of our new recycling facility of $5.3 million in fiscal 2019, and other integration-related costs of $2.7 million, $5.6 million and $2.3 million in fiscal 2019, 2018 and 2017, respectively. Business transformation costs reflect compensation costs related to the transformation of the senior management team of $0.2 million for the twelve months ended June 30, 2021
4. Capital structure transaction costs include loss on extinguishment of debt of $1.9 million for the 2021 Senior Notes and $35.7 million for the 2025 Senior Notes for fiscal 2020, and debt related issuance costs of $0.4 million and $0.3 million for fiscal 2018 and 2017, respectively.
5. Acquisition costs reflect costs directly related to completed acquisitions $0.9 million for the nine months ended June 30, 2020. Acquisition costs reflect costs directly related to completed acquisitions of $0.9 million, $4.1 million, $4.9 million and $0.1 million for fiscal 2020, 2019, 2018 and the twelve months ended June 30, 2021, respectively, and inventory step-up adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition of $0.6 million, $0.7 million and $2.4 million for the nine months ended June 30, 2020, fiscal 2020 and 2018, respectively.
6. Initial public offering costs includes $1.4 million and $2.6 million in fees related to the Secondary offering of our Class A common stock for fiscal 2020 and the twelve months ended June 30, 2021, respectively.
7. Other costs include costs for legal expense of $1.8 million and $0.4 million for the nine months ended June 30, 2021 and June 30, 2020, respectively, and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.1 million and $2.2 million for the nine months ended June 30, 2021 and June 30, 2020, respectively. Other costs reflect costs for legal expenses of $0.9 million, $0.9 million, $1.5 million and $5.2 million in fiscal 2020, 2019, 2018 and 2017, respectively, reduction in workforce costs of $0.4 million for fiscal 2020, income from an insurance recovery of legal loss of $7.7 million for fiscal 2019, and costs related to an incentive plan associated with the initial public offering of $2.9 million for fiscal 2020, settlement costs of $15.0 million in fiscal 2017, respectively, and other miscellaneous adjustments of $0.2 million and$0.1 million in fiscal 2018 and 2017, respectively. Other costs for the twelve months ended June 30, 2021 reflect costs for legal expenses of $2.3 million and costs related to an incentive plan and other ancillary expenses associated with the initial public offering of $2.8 million.
8. Tax impact of adjustments is based on applying a combined U.S. federal and state statutory tax rate of 24.5% for both nine months ended June 30, 2020 and 2021. Tax impact of adjustments is based on applying a combined U.S. federal and state statutory tax rate of 24.5%, 24%, 24% and 38% for fiscal 2020, 2019, 2018 and 2017, respectively, except that a tax rate of 0% was applied to the adjustments for certain non-deductible share-based compensation costs and for goodwill impairment in fiscal 2017 as those items did not give rise to income tax deductions.
9. Tax Act remeasurement is a one-time tax benefit of $22.5 million as a result of the remeasurement of certain deferred taxes due to the enactment of the Tax Act.
10. Weighted average common shares outstanding used in computing diluted net income (loss) per common share of 156,658,640 and 113,635,347 for the nine months ended June 30, 2021 and 2020, respectively. Weighted average common shares outstanding used in computing diluted net income (loss) per common share is 122,128,515 shares for fiscal 2020, and 108,162,741 shares for fiscal 2019, 2018 and 2017.

Source: Company financials. Numbers may not sum due to rounding.

THE AZEK COMPANY
36

Investor Relations Contact: 312-809-1093 ir@azekco.com NYSE: AZEK